SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2003

Commission	Exact Name of Registrant as Specified in its	I.R.S. Employer
File Number	Charter, State of Incorporation,	Identification
	Address and Telephone Number	No.

1-11607	DTE Energy Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-3217752

1-2198	The Detroit Edison Company (a Michigan Corporation) 2000 2nd Avenue Detroit, MI 48226-1279 (313) 235-8000	38-0478650

1-7310	Michigan Consolidated Gas Company (a Michigan Corporation) 500 Griswold Street Detroit, Michigan 48226 313-965-2430	38-0478040

Item 5. Other Events
Item 7. Exhibits
Item 9. Regulation FD Disclosure-Information Provided Under Item 12 (Results of Operations and Financial Condition)
SIGNATURES
Exhibit Index
EX-99.1 Press Release
EX-99.2 Slide Presentation

Item 5. Other Events

     Today, August 1, 2003, DTE Energy Company (“DTE Energy”) issued a Press Release in which it announced that it held its annual Mid-Year Business Update Meeting for analysts and investors and that it has revised its 2003 Outlook. For a detailed discussion, please see DTE Energy’s Press Release dated August 1, 2003, attached as Exhibit 99.1.

Item 7. Exhibits

99.1	Press Release of DTE Energy Company dated August 1, 2003

99.2	Slide Presentations of DTE Energy Company dated August 1, 2003

Item 9. Regulation FD Disclosure-Information Provided Under Item 12 (Results of Operations and Financial Condition)

     Copies of the slide presentations are furnished as 99.2 to this report and contain the reconciliation and representations required by the SEC’s Regulation G.

Forward-Looking Statements:

     This Form 8-K contains “forward-looking statements” that are subject to risks and uncertainties. They should be read in conjunction with the forward-looking statements in DTE Energy’s, Detroit Edison’s and Michigan Consolidated Gas Company’s (“MichCon”) 2002 Form 10-K Item 1 (incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy, Detroit Edison and MichCon that discuss important factors that could cause DTE Energy’s, Detroit Edison’s and MichCon’s actual results to differ materially. DTE Energy, Detroit Edison and MichCon expressly disclaim any current intention to update any forward-looking statements contained in this document as a result of new information or future events.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Date: August 1, 2003

DTE ENERGY COMPANY (Registrant)

/s/ Susan M. Beale

Susan M. Beale Vice President and Corporate Secretary

THE DETROIT EDISON COMPANY (Registrant)

/s/ Susan M. Beale

Susan M. Beale Vice President and Corporate Secretary

MICHIGAN CONSOLIDATED GAS COMPANY (Registrant)

/s/ Susan M. Beale

Susan M. Beale Vice President and Corporate Secretary

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Exhibit Index

Exhibit
Number	Description

99.1	Press Release of DTE Energy Company dated August 1, 2003.

99.2	Slide Presentations of DTE Energy Company dated August 1, 2003

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